Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

15.       Subsequent Events

  Series B Preferred Stock Dividends: On January 15, 2017, the Company paid a dividend on its series B preferred stock, amounting to $0.5546875 per share, or $1,442, to its stockholders of record as of January 14, 2017.

  Delivery of vessels and Loan Drawdown: On January 4, 2017 the Company took delivery of Hulls H2548, named San Francisco, and H2549, named Newport News, (Note 5) and drew down $28,620 for each vessel under its loan agreement with the Export-Import Bank of China (Note 8). On February 6, 2017, the Company signed with the bank a Deed of Release, pursuant to which, the owner of Hull DY6006 is released from all of its obligations under the loan agreement as a borrower as a result of the cancellation of its shipbuilding contract with the yards (Note 5).

  Annual Incentive Bonus: On February 10, 2017 the Company's Board of Directors approved to grand 1,310,000 shares of restricted common stock awards to executive management and non-executive directors, pursuant to the Company's 2014 equity incentive plan. The fair value of the restricted shares based on the closing price on the date of the Board of Directors' approval was about $5,175 and will be recognized in income ratably over the restricted shares vesting period which will be 3 years.